Exhibit 10.41 (Form 20F – 2005)

ADDENDUM TO THE MANAGEMENT SERVICES AGREEMENT

THIS ADDENDUM TO THE MANAGEMENT SERVICES AGREEMENT (“the Addendum” or “this Addendum”) is entered into this 31st day of July, 2005.

BETWEEN:

Bronx Ventures Inc. (formerly Lucky 1 Enterprises Inc.), a company incorporated under the laws of British Columbia having a business office at Suite #600 – 1199 West Hastings Street, Vancouver, B. C. V6E 3T5

(Hereinafter referred to as the “Company”)

OF THE FIRST PART

AND:

Bedo H. Kalpakian and Jacob H. Kalpakian of 3100 Saturna Place, Richmond, BC, V7C 4C5, and 4005 West 34th Avenue, Vancouver, B.C. V6K 1B3 respectively

(Hereinafter referred to as the “Kalpakians”)

OF THE SECOND PART

AND:

Kalpakian Bros. of B.C. Ltd., a company incorporated under the laws of British Columbia having a business office at #600 - 1199 West Hastings Street, Vancouver, B.C.  V6E 3T5

(Hereinafter referred to as the “Manager”)

OF THE THIRD PART

WHEREAS,

A.

The Company, the Kalpakians and the Manager entered into a Management Services Agreement on the 1st day of November, 2001, as amended by means of an Addendum dated July 1, 2003, (hereinafter collectively referred to as the “Agreement”).

AND WHEREAS

B.

The Directors of the Company approved, with the Kalpakians abstaining, by means of a Directors’ Resolution dated July 27, 2005 to increase the Monthly Management fee payable to the Manager from $20,000 plus G.S.T. per month to $30,000 plus G.S.T. per month effective as of July 1, 2005.

AND WHEREAS

C.

The parties to the Agreement wish to amend the Agreement, by means of this Addendum whereby the monthly remuneration payable to the Manager shall be increased to Cdn $30,000 (Thirty Thousand Canadian Dollars) plus G.S.T. per month effective as of July 1, 2005.

NOW THEREFORE, in consideration of the premises and mutual covenants herein set forth, the parties hereto agree as follows:

The parties to the Agreement and to this Addendum hereby agree that the monthly remuneration payable to the Manager be increased to Cdn $30,000 (Thirty Thousand Canadian Dollars) plus G.S.T. per month effective as of July 1, 2005, and that all of the other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

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Addendum/ Management Services Agreement

BRONX/Kalpakian Bros. of B.C. Ltd.

JULY 31, 2005

IN WITNESS WHEREOF the parties hereto have executed this Addendum on this 31st day of July, 2005.

THE CORPORATE SEAL OF

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 BRONX VENTURES INC.

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was hereunto affixed in the presence of:

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C/S

(signed)

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(signed)

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SIGNED SEALED AND DELIVERED BY

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BEDO H. KALPAKIAN in the presence of:

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Signature of Witness:

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Name of Witness:

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(signed)

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BEDO H. KALPAKIAN

Address of Witness:

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Occupation of Witness:

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SIGNED SEALED AND DELIVERED BY

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JACOB H. KALPAKIAN in the presence of:

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Signature of Witness:

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Name of Witness:

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(signed)

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JACOB H. KALPAKIAN

Address of Witness:

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Occupation of Witness:

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THE CORPORATE SEAL of

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KALPAKIAN BROS. OF B.C. LTD.

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was hereunto affixed in the presence of:

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C/S

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(signed)

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(signed)

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Addendum/ Management Services Agreement

BRONX/Kalpakian Bros. of B.C. Ltd.

JULY 31, 2005